SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2002

NETWORK ACCESS SOLUTIONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware 000-25945 54-1738938
(State or other (Commission (IRS Employer
jurisdiction of File Identification
incorporation) Number) Number)

13650 Dulles Technology Drive, Herndon, Virginia 20171

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 703-793-5000

_____________________Not Applicable___________________
(Former name or former address, if changed since last report)

Item 1. Changes in Control of Registrant

Not applicable.

Item 2. Acquisition or Disposition of Assets

Not applicable.

Item 3. Bankruptcy or Receivership

Not applicable.

Item 4. Changes in Registrant's Certifying Accountant

Not applicable.

Item 5. Other Events and Regulation FD Disclosure

See Item 9 of this Form 8-K.

Item 6. Resignation of Registrant's Directors

Not applicable.

Item 7. Financial Statements and Exhibits

Not applicable.

Item 8. Change in Fiscal Year

Not applicable.

Item 9. Regulation FD Disclosure

On January 25, 2002, we paid to Wells Fargo Equipment Finance, or Wells Fargo, $5,747,001.30 to satisfy and discharge in full a November 16, 2001 judgment rendered in favor of Wells Fargo in a case filed in the United States District Court for the Eastern District of Virginia in July 2001. The payment represents the entire amount of the judgment, including $19,867.70 in interest.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 25, 2002

NETWORK ACCESS SOLUTIONS CORPORATION

By: /s/ Jonathan P. Aust____________________________
Jonathan P. Aust
Chairman and
Chief Executive Officer

By: /s/ William R. Smedberg______________________________
William R. Smedberg
Executive Vice President, Finance and Strategic Development